Exhibit 99.1

Copyright@ 2015 Majesco. All rights reserved, worldwide July 20, 2015 Majesco Investor Presentation NYSE: MJCO

Copyright@ 2015 Majesco. All rights reserved, worldwide 2 Disclaimer and Cautionary Statement This presentation contains forward - looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act . Forward - looking statements include any statements of the plans, strategies and objectives of management for future operations, including financial results and the execution of integration plans ; any statements concerning proposed new products, services or developments ; any statements regarding future economic conditions or performance ; statements of belief and any statement of assumptions underlying any of the foregoing . These forward - looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty . These forward - looking statements should not be relied upon as predictions of future events and Majesco cannot assure you that the events or circumstances discussed or reflected in these statements will be achieved or will occur . Furthermore, if such forward - looking statements prove to be inaccurate, the inaccuracy may be material . In light of the significant uncertainties in these forward - looking statements, you should not regard these statements as a representation or warranty by Majesco or any other person that we will achieve our objectives and plans in any specified timeframe, or at all . These forward - looking statements should, therefore, be considered in light of various important factors, including those set forth in Majesco’s reports that it files from time to time with the Securities and Exchange Commission and which you should review, including those statements under “Item 1 A – Risk Factors” in Majesco’s Annual Report on Form 10 - K . Important factors that could cause actual results to differ materially from those described in forward - looking statements contained in this presentation include, but are not limited to : ( i ) the potential value created by the merger with Cover - All Technologies and the possibility that the projected value creation and efficiencies from the merger will not be realized, or will not be realized within the expected time period ; (ii) Majesco’s ability to raise future capital as needed to fund its operations and business plan ; (iii) the risk that the businesses of Cover - All Technologies and Majesco will not be integrated successfully ; (iv) changes in economic conditions, political conditions, trade protection measures, licensing requirements and tax matters ; (v) the potential of Majesco’s technology platform ; (vi) Majesco’s ability to achieve increased market acceptance for its product and service offerings and penetrate new markets ; (vii) the ability of Majesco to protect its intellectual property rights ; (viii) competition from other providers and products ; (ix) Majesco’s exposure to additional scrutiny and increased expenses as a result of being a public company that is no longer a small reporting issuer ; (x) Majesco’s ability to identify and complete acquisitions, manage growth and integrate future acquisitions, (xi) the financial condition, financing requirements, prospects and cash flow of Majesco ; (xii) expectations regarding potential growth and ability to implement short and long - term strategies ; (xiii) the risk of loss of strategic relationships ; (xiv) dependence on a limited number of key customers ; (xv) changes in technology ; (xvi) changes in laws or regulations affecting the insurance industry in particular ; (xvii) restrictions on immigration ; (xviii) the ability to obtain, use or successfully integrate third - party licensed technology ; (xix) the ability and cost of retaining and recruiting key personnel or the risk of loss of such key personnel ; (xx) the ability to attract new clients and retain them and the risk of loss of large customers ; (xxi) continued compliance with evolving laws ; ( xxii) unauthorized disclosure of sensitive or confidential client and customer data and cybersecurity and ( xxiii) ability of customers to internally develop new inventions and competitive products . You are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date of this presentation . Majesco disclaims any obligation to publicly update or release any revisions to these forward - looking statements, whether as a result of new information, future events or otherwise, after the date of this press release or to reflect the occurrence of unanticipated events, except as required by law .

Copyright@ 2015 Majesco. All rights reserved, worldwide 3 Executive Summary and Majesco Overview Majesco Growth Plan Industry Dynamics and Trends Agenda Majesco Business Model

Copyright@ 2015 Majesco. All rights reserved, worldwide 4 Executive Summary • Serving the fast growing insurance t echnology vertical • Providing size, scale and scope preferred by insurers – $106.4 million in revenue 1 and 140 customers • Offering core systems across all lines of business for P&C and L&A • Continuing i nvestment p lans in innovation e nablement including cloud based core systems, data solutions and digital • Building on the strong momentum of over 20% organic CAGR in Majesco’s P&C segment in last three years • Enabling our rapid growth objectives of moving from $ 106.4 million 1 in revenue to $200 - $225 million in three years • Solid capital position to support growth 1 - On a combined basis for Majesco FYE 03/31/2015 and Cover - All Technologies calendar year end 12/31/2014

Copyright@ 2015 Majesco. All rights reserved, worldwide 5 Majesco enables the business transformation of Property & Casualty, Life, Annuity & Group Insurers globally by delivering core insurance software, consulting and services that power our customer’s growth Built on a culture of trust, transparency and customer intimacy Majesco Mission

Copyright@ 2015 Majesco. All rights reserved, worldwide 6 Majesco Overview • Robust business credentials • $106.4 million revenue 1 , 5.6% adjusted EBIDTA 1 Margin 2 , 1,850 insurance professionals • Global footprint with presence in six countries – US, Canada, UK, Malaysia, Thailand and India • Market success and recognition • Positioned as a leader in Gartner’s Magic Quadrant for P&C Policy Management Modules • Rated by Celent as the leader in the Billing Solution in the P&C Insurance space • Nine new customer contracts won in the last six months • Insurance business underpinned by significant investments in R&D and Acquisitions • Invested approximately $150 million in R&D and acquisitions in last nine years • Experienced Leadership Team 1 - On a combined basis for Majesco FYE 03/31/2015 and Cover - All Technologies calendar year end 12/31/2014 2 - Non - GAAP financial measure. See slide 34 for a reconciliation from GAAP to non - GAAP.

Copyright@ 2015 Majesco. All rights reserved, worldwide 7 Well positioned in a growing market with diversified streams of revenue Majesco Revenue Segmentation for FY2015 1 Geography L ine of business Source of Business Contractual type 1 - On a combined basis for Majesco FYE 03/31/2015 and Cover - All Technologies calendar year end 12/31/2014 Recurring Contractual , 27.2% Recurring Customary , 21.9% Non Recurring , 50.9%

Copyright@ 2015 Majesco. All rights reserved, worldwide 8 Market Trends • Strong Preference to Buy vs. Build seen across all tiers of carriers • Strong preference towards suite deals • One vendor offering Policy, Billing, Claims across all lines of business • Size and scale of partner becoming increasingly more critical to insurers • Increased adoption of Cloud • Digitalization Strategy • Need for carrier to significantly improve consumer and agent experience to keep pace with evolving customer expectations • Data • Transform the abundance of insurer data into actionable analytics to drive profitability, growth and strategy

Copyright@ 2015 Majesco. All rights reserved, worldwide 9 Majesco Differentiators • Satisfied growing customer base • Ability to support carriers at all stages of transformation journey • Investment of over $150m in last nine years in Core Software, Cloud, Analytics, Data, Digital and Consulting resulting in proven, innovative and scalable product suite • Client centric business model - Long Term relationship vs. transaction mindset matches well with the customers • Single point of accountability for outcomes • Depth of the talent and client focused DNA of the team • Strong Partner ecosystem

Copyright@ 2015 Majesco. All rights reserved, worldwide Industry Dynamics and Trends

Insurance Market Dynamics

- Insurance industry is a large global market of US$4640B* in premiums
- US market is $1259B* in premiums
- Highly fragmented market with 70 – 80 providers addressing broad software solutions
- Insurance market IT spend offers a large addressable market opportunity
- Industry is under transformation and early stage of renaissance in growth potential and opportunity
- Competitive landscape favors partners with scale, breadth and depth of solutions like Majesco that addresses market disruption

US Market Size Factors	Size
US Insurance Market Premium	$1259B
IT Expense (% of Premium)	3.5%
US Annual IT Expense	$44.1B
Staff (40%)	$17.6B
External Services & Staffing (15%)	$6.6B
Maintenance / Support Fees (15%)	$6.6B
New Hardware / Software (12%)	$5.3B
Others (Desktops, Networks etc.) (18%)	$7.9B
Market Opportunity	$18.5B
Addressable US Market Opportunity (50%)	**$9.25B**

Insurance business transformation will require strategic partners with robust solutions

* Source of data - Novarica

11
Copyright@2015 Majesco. All rights reserved, worldwide

Insurance Market Trends: Influencers of Change


Shifting Customer Expectations
Shifting & Expanding Channels
Changing Risk Profiles & Needs
Fading Industry Boundaries
Changing Market Demographics
Explosion of new data
Emerging Tech & Medical Advance
New Competitors
Insurance Companies

INSURANCE JOURNAL

Google Compare May Go Beyond Auto Insurance

By Don Jergler | March 11, 2015

INSURANCE NETWORKING NEWS

Beware: Non-Insurers Are Eying the Insurance Space

_BY: JOE MCKENDRICK JUNE 11, 2015

TRANSPORT EVOLVED

Insurance Companies Admit Self-Driving Cars Are a Threat to Their Bottom Line

•BY NIKKI GORDON-BLOOMFIELD • MARCH 11, 2015

Rapid market change & new customer expectations demand a modern core software foundation

12
Copyright@2015 Majesco. All rights reserved, worldwide

Copyright@ 2015 Majesco. All rights reserved, worldwide 13 Insurance Transformation Business Line Market Maturity Industry entering fast follower stages and early stages of customer centricity transformation L&A Individual Group & Worksite Enterprise Solutions P&C Personal Early adopters Market laggards Fast Followers Insurance Business Transformation Market Opportunity WC and Specialty Non - Medical Health P&C Commercial Customer Centricity Source: Majesco Data

Copyright@ 2015 Majesco. All rights reserved, worldwide Majesco Business Model

Copyright@ 2015 Majesco. All rights reserved, worldwide 15 2007 10+ Customers 2008 35+ Customers 2013 80+ Customers 2015 140 Customers 2005 3 Customers Significant cross sell opportunities across the 140 customer base to generate recurring revenues Majesco Evolution Underpinned by Customer Centricity Strategy 1990 - 2002 Custom Development L&A and P&C Solutions Acquisition of Vector Technologies Setup of DW practice Development of Distribution Management Solution Acquisition of STG and DFTK Setup of Testing CoE Acquisition of SEG Refresh of L&A and P&C Core Solutions Build Cloud and Mobile capabilities Leadership in Core Solutions and IT Services Acquisition of Agile Technologies and merger with Cover - All Technologies

Copyright@ 2015 Majesco. All rights reserved, worldwide 16 We have enhanced our business to help our customers in their transformation journey Majesco Transformation September 14 2014 December 19 2014 January 1 2015 June 1 2015 June 26 2015 June 22 2015 June 29 2015 May 13 2015 Reorganization of the Insurance business of Mastek Ltd into Majesco Merger agreement with Cover - All Technologies Acquisition of insurance consulting business of Agile Technologies Majesco’s S4 Registration effective by SEC Reorganization of Insurance Business from Mastek Ltd into Majesco complete Cover - All Technologies shareholders Approval obtained Closure of merger of Cover - All Technologies and Majesco Majesco commences trading on NYSE - MKT Ticker - MJCO

Copyright@ 2015 Majesco. All rights reserved, worldwide 17 Empowering business transformation for all Insurers Majesco’s Solution Portfolio For Today and Tomorrow’s Insurer For Insurers : • Broad and robust solution portfolio aligns to market dynamics such as customer centricity across all lines • A core insurance foundation with innovative solutions to meet future business & market needs For Majesco : • A portfolio of solutions to establish and grow life - time value with each client

Copyright@ 2015 Majesco. All rights reserved, worldwide 18 Striving to be the leader in each of the core software areas P&C Core Enterprise Solutions L&A Core #3 – Policy # 1 – Billing Top 3 - Distribution Top 3 - Group Majesco Software Market Leadership

Copyright@ 2015 Majesco. All rights reserved, worldwide 19 Significant cross sale opportunities North America P&C Customers by software Solution Policy Billing Claims, Distribution, Analytics 32 4 24 1 11 14 2

Copyright@ 2015 Majesco. All rights reserved, worldwide 20 Majesco solutions fit across the broadest spectrum of insurers From modernization to optimization and innovation, Majesco solutions d elivers business v alue New Startups – Market Entry Mid - Size – Compete & Grow Large – New Initiatives Enabling Business Strategies for Any Insurer NEWCO - Direct to Consumer UK

Copyright@ 2015 Majesco. All rights reserved, worldwide 21 Challenge and Need • First mover, quick to market, ability to scale Solution • Cloud based Majesco Suite • Policy Admin, Rating & Billing with ISO ERC Content Business Impact • Inception to Rollout in 9 months • Real - time / Straight through processing • Efficient Operation Innovative Business Model Direct Channel for Business Owners ISO Based BOP,WC, CA 50 States Long Term Contract TCV of +$25 million Opportunity to expand in other business Units Enabling Direct To Consumer Model Start up insurance company owned by Tier 1

Copyright@ 2015 Majesco. All rights reserved, worldwide 22 Challenge and Need • Time to Market Solution / First Mover Advantage • High Degree of MGA/Program Administrator satisfaction needed • Significant program based deviations to meet unique program needs • Certifiable to meet security and architectural needs of Customer Data Center Solution • Cover - All Policy with ISO - based and Custom Lines with ability to stand up new programs • Integrations with customer internal systems • Meet Customer Bureau Compliance requirements • Secured access to external MGA / PA users with ease of use Business Impact • Quick Time to Market (New Program Rollout in under 30 days) • MGA / PA accessing system in real - time with over 700 users • Meets Customer Compliance Criteria Pioneering Program Business Model Insured focused program business model driven by MGA / PA ISO Based CPP/Auto. Custom Professional. Liability, Umbrella 15 year relationship with long term contract Customer impact - Top 3 carrier Enabling accelerated time to market

Copyright@ 2015 Majesco. All rights reserved, worldwide 23 Challenge and Need • 25 year old legacy system limiting scalability • Original Programmers retired • User interface outdated, complex and costly • Functionality delayed reports and access to information. Solution • Majesco Billing and Accounts Receivable Solution • 26 lines of business across personal and commercial lines serviced on single modern platform • Complete Integration Business Impact • Streamlined processes for billing, collection and disbursement services • 5 million policies migrated • Agent and Customer Satisfaction levels up Multi - line insurance company Writes commercial, personal and life insurance Business in 11 states in North America 8 year old relationship. Long term contract Expanded presence for additional capabilities Customer impact – Top 25 carrier Enabling legacy modernization, seamless integration and operating efficiencies

Copyright@ 2015 Majesco. All rights reserved, worldwide 24 Challenge and Need • Transformation from multiple entities to a single insurance company, • Harmonising the business processes of 3 different companies • Platform in place for rapid business growth Solutio n • Majesco Billing and Accounts Receivable Solution – offering capabilities for single policy and account (multiple policy) billing • 26 lines of business across personal and commercial lines combined on a single platform • Integration with multiple systems Business Impact • 5 X growth in Life policies • 40% growth in Takaful business annually • New product sales contributing more than 45% of the total sales annually Insurance arm of Malaysian group, with total assets of more than $150 bn Largest Takaful insurer, globally 2 nd Largest insurer in Life in Malaysia ‘A' Insurer Financial Strength (IFS) rating by Fitch Ratings Enabling business transformation and growth plans Business Transformation of large Malaysia Life carrier

Copyright@ 2015 Majesco. All rights reserved, worldwide Majesco Growth Plan

Copyright@ 2015 Majesco. All rights reserved, worldwide 26 Rapid growth and expanding customer relationships FY2012 Revenues $75.9 million FY2015 Revenues 1 $106.4 million Revenues by Customers FY2015 1 Top 5 24.9% Top 10 38.4% Insurance Revenues CAGR Revenues ($ million) by line of business Revenues ($ million ) by business composition P&C Segment Revenues CAGR 35.5% Majesco Growth Momentum Organic three year CAGR of ~ 20% in P&C 1 - On a combined basis for Majesco FYE 03/31/2015 and Cover - All Technologies calendar year end 12/31/2014

Copyright@ 2015 Majesco. All rights reserved, worldwide 27 Growth plans positions Majesco as a formidable player with Revenue CAGR between 23% to 28% Current Operating Model FY2015 1 Target Operating Model FY2018 2 Revenues in $ Million $106.4 $200 to $225 Gross Margin % to Revenue 40.0% 44% - 46% S & M 12.2% 11% - 13% G & A 15.3% 11% - 13% R & D 12.2% 10% - 12% Operating EBIT % (before Restructuring Costs) 3 0.3% 9% - 10% Depreciation, Amortization & Extra ordinary Items 5.3% 3% - 4% Adjusted EBITDA % 3 5.6% 12% - 14% Majesco three year goals – Revenue and Profitability 1. On a combined basis for Majesco’s FYE 3/31/2015 and Cover - All Technologies calendar year end 12/31/2014 2. Target operating model data dependent on success of growth and acquisition strategy. See “Cautionary Language Concerning Forward - Looking Statements” on slide 2 3. Non - GAAP financial measure. See slide 34 for a reconciliation from GAAP to Non - GAAP.

Copyright@ 2015 Majesco. All rights reserved, worldwide 28 Majesco Growth Drivers • New client acquisition in Majesco’s P&C segment which has shown good momentum with an organic revenue CAGR of 20% over the last three years • Significant cross sale opportunities to a base of 140 customers • L&A segment can grow rapidly from small base as a result of platform maturity and engaged Group market • New offerings to customers including Cloud. Currently serving 20 customers in private cloud Increasing acceptance of cloud model by the carriers and growing • Successful Track Record on acquisitions and integrating them. Growth plans include accretive acquisition opportunities • Scale provides margin improvement opportunities

Copyright@ 2015 Majesco. All rights reserved, worldwide 29 Order Book backed by investments In Products and S&M to propel revenue with improved profitability Order book growth based on the deals we close Establish integration synergies and implementation success Optimize the organization to scale growth Three Years Majesco Growth Outcomes Market Penetration Revenue Growth Profitability Growth

Copyright@ 2015 Majesco. All rights reserved, worldwide 30 Investment Highlights - Summary • Well positioned as one of the leading providers of Insurance Solutions in the fast growing insurance t echnology market • Diversified business model with presence in both P&C and Life & Annuity space • Innovative software products well recognized by industry analysts and customers and backed by continual investments • Offering breadth of solutions across all lines of business with an opportunity to cross sell to a base of 140 customers • Excellent Acquisition track record and Strong Balance Sheet to support Inorganic growth • Strong and Experienced Leadership Team focused on creating stakeholder value

Copyright@ 2015 Majesco. All rights reserved, worldwide For further details, please refer to the website www.majesco.com Thank you

Copyright@ 2015 Majesco. All rights reserved, worldwide Backup slides

Copyright@ 2015 Majesco. All rights reserved, worldwide 33 Majesco Ltd (to be listed on Indian Exchanges) Mastek UK Majesco (NYSE - MKT Listed ) Ticker - MJCO Public 70.10% # 13.85%# 16.05%# Majesco shareholder pattern as of July 2015 Majesco – Shareholding Pattern # - Based on shares issued and outstanding as of date.

Copyright@ 2015 Majesco. All rights reserved, worldwide 34 Majesco Combined – Reconciliation from GAAP to Non - GAAP measure FYE 3/31/2015 * - On a combined basis for Majesco FYE 03/31/2015 and Cover - All Technologies FYE 12/31/2014